neonode®

Q4 and FY 2021 Earnings Call

March 10, 2022

Today's Presenters



Urban Forssell
CEO



Fredrik Nihlén
CFO



Alana Gordon
Director Marketing



David Brunton
Head of Investor Relations

neonode®

Legal Disclaimer

This presentation contains, and related oral and written statements of Neonode Inc. (the "Company") and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information about current expectations, strategy, plans, potential financial performance or future events. They also may include statements about market opportunity and sales growth, financial results, use of cash, product development and introduction, regulatory matters and sales efforts. Forward-looking statements are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward-looking statements. These uncertainties and risks include, but are not limited to, our ability to secure financing when needed on acceptable terms, risks related to new product development, our ability to protect our intellectual property, our ability to compete, as well as other risks outlined in filings of the Company with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Prospective investors are advised to carefully consider these various risks, uncertainties and other factors. Any forward-looking statements included in this presentation are made as of today's date. The Company and its management undertake no duty to update or revise forward-looking statements.

This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

Highlights in Today's Presentation

- COVID-19 continues to bring challenges to our sales and business development
- Our sales continued to be slow during Q4 2021, but license revenues from existing licensing customers recovered
- Our sales pipeline contains a growing number of TSM opportunities and also several NRE and licensing opportunities
- We are well positioned to become the leader in growing contactless touch market and expand our products business and also to revitalize and grow our NRE and licensing business

Agenda

1. **Q4 and FY 2021 Financial Results**
2. Strategy and Business Update
3. Marketing Insights
4. Concluding Remarks
5. Q&A

neonode®

Q4/'21 Financial Results – Revenues



Revenues by Revenue Stream and Region
Thousands
1 400
1 200
1 000
800
600
400
200
0
AMER
APAC
EMEA
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
License fees
Products
NRE



Revenues by Revenue Stream
Thousands
1 800
1 600
1 400
1 200
1 000
800
600
400
200
0
-200
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
License fees
Products
NRE



$5.8 million
2021 Revenue Total
3% YoY
$1.0 million
2021 Revenue Products
1% YoY

neonode®

Q4/'21 Financial Results – Gross Profit/Margin

Gross Profit/Margin Products



Thousands
200
150
100
50
0
-50
-100
-150
-200
-250
Q1-19
Q2-19
Q3-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
150%
100%
50%
0%
-50%
-100%
-150%
-200%
-250%
Gross profit
Gross margin

Gross Profit/Margin TSMs Adjusted



Thousands
140
120
100
80
60
40
20
0
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
60%
50%
40%
30%
20%
10%
0%
Gross profit
Gross margin

4%

2021 Gross Margin Products

▼ -13pp YoY

52%

Q4 Adjusted Gross Margin TSMs

▲ 29pp YoY

Q4/'21 Financial Results – Operating Expenses


Operating Expenses
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
Thousands
0
-500
-1 000
-1 500
-2 000
-2 500
-3 000
-3 500
-4 000

$12.0 million

2021 Operating Expenses

▲ 8% YoY

neonode®

Q4/'21 Financial Results – P&L

kUSD	**2019**	**2020**	**2021**
Revenues	6 646	5 984	5 836
Cost of revenues	683	1 078	955
Gross margin	**5 963**	**4 906**	**4 881**
Operating expenses	11 693	11 097	11 988
Operating loss	**-5 730**	**-6 191**	**-7 107**
Other expense	-34	-32	-15
Loss before provision for income taxes	**-5 764**	**-6 223**	**-7 122**
Provision for income taxes	38	59	146
Net loss including noncontrolling interests	**-5 802**	**-6 282**	**-7 268**
Less: net loss attributable to noncontrolling interests	504	677	818
Net loss attributable to Neonode Inc.	**-5 298**	**-5 605**	**-6 450**
Preferred dividends	-	-33	-
Net loss attributable to common shareholders of Neonode Inc.	**-5 298**	**-5 638**	**-6 450**

-$6.5 million

2021 Net Loss

▼ 15% YoY

neonode®

Q4/'21 Financial Results – Cash


Net cash used in operating activities
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
Thousands
0
-500
-1 000
-1 500
-2 000
-2 500
-3 000


$7.7 million
2021 Net Cash Burn Operating Activities
33% YoY
$18.7 million
Cash and Accounts Receivables Dec. 31, 2021
6,5 Million Dec. 31,2020

neonode®

Agenda

1. Q4 and FY 2021 Financial Results
2. **Strategy and Business Update**
3. Marketing Insights
4. Concluding Remarks
5. Q&A

VISION

To transform the way humans interact with machines

Business Scope and Focus

Smart, intuitive, multimodal HMI solutions

Object Detection	Touch	Contactless Touch		Gesture Sensing	Scene Analysis
	PRIORITY	Elevators	Interactive Kiosks	PRIORITY	
Industrial	Military & Avionics	Automotive	Digital Signage	Medical	Consumer Electronics

zForce Blocking	zForce Reflective	MultiSensing
New Technologies and IP		

zForce Technology Highlights

- ✓ Advanced IR-based touch, gesture sensing, and object detection
- ✓ Applications include eReaders, printer displays, vehicle infotainment systems, medical systems, avionics displays
- ✓ License customers include HP, Epson, LG and several other OEMs and ODMs



New Applications and Product Offers

- ✓ Contactless touch in high demand worldwide
- ✓ Elevators and interactive kiosks are perfectly positioned to benefit from Neonode's proven technology
- ✓ Neonode Touch Sensor Modules ideal for retrofitting and new equipment installations



neonode®

Why Contactless Touch

In a changing world, the requirements for safe interactions in public spaces are increasing at an unprecedented level, putting pressure on providers of self-service, multi-user kiosks, elevators and everyone whose product involves physical interactions.

With Neonode's Touch Sensor Modules you can mount a sensing field in parallel with your existing control panel or touchscreen or design a completely new experience with touch on a holographic projection.

0% Contact

With our Touch Sensor Module, there is no physical contact with any display or surface that might contain pathogens.

A Familiar Interface

No need to rebuild - work with your existing GUI when enabling in-air touch interaction

Keep the Gloves On

Stay safe while enabling stable touch interaction using gloves or other input methods.

Ready for Integration

Our Touch Sensor Modules can work as touch HID devices over USB or I2C, giving integrators a fast out of the box experience.

Today, more than ever, elevator passengers prefer to avoid touching elevator fixtures and buttons as much as possible to reduce the spread of germs and viruses.

OTIS

https://blog.otis.com/us/touchless-elevator-solutions-for-greater-safety-and-convenience

Neonode Contactless Touch Technology

Two ways to go!

Parallel plane solution

Touch interaction area hovering above or in front of a display or surface


Interaction Area
Sensor Module
Display

Holographic solution

Touch interaction on an in-air display


Select Your Choices
From the Menu

Application Examples


KING WINGS
How was your day?

- Self-Ordering
- Vending Machines
- Coffee Machines
- Self Check-in
- Digital Signage
- Medical screens
- Point-of-Sale
- Elevators

7-Eleven Japan Holographic Self-Checkout

7-Eleven takes contactless shopping to the next level with holographic self-checkout kiosks.



セブンカフェ
新聞
合計
1
100
7

MARKETON Safe Touch Display for Contact-Free Devices

Developed by MARKETON Co. Ltd. the 'Safe Touch Display' has been developed as part of the Korean Government's initiative to expand contact-free services as a response to the COVID-19 outbreak.


97
98
99
100 층
1
MARKETON

Japanese Sushi Chain Contactless Self-Service Kiosks

One of the largest sushi restaurant chains in Japan has deployed a contactless retrofit solution to all existing self-service kiosks in their over 500 restaurants nationwide.



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Partner Network

Digi-Key
NEXTY Electronics
SERIAL 新暉集團
Sabre
nz technologies
MZ TECHNOLOGIE
HY-LINE
GLOBAL ELECTRONICS
JAPAN AEROSPACE
EIL
metatechno Advance the Technology
FINETEK
TNBTECH
Merim Groupe
YesAR 衍视科技
hkpc
elix
HOLO INDUSTRIES
ASUKANET
happymeter
ADVANCED SILICON
dewhurst
MAD

Widespread Online Promotion

Neonode and Partners


ZDNet
Touchless tech: Why gesture-based computing could be the next big thing
While there are challenges ahead, gesture-based computing could be key to the future of customer experiences.
SEMRUSH
HOME ABOUT PRODUCTS APPLICATIONS VIDEOS NEWS CONTACT
Contactless, Germ-free Solutions with
Holographic Touch™
HY-LINE
dewhurst

neonode®

MultiSensing

Scene Analysis for Automotive and Retail Applications

Neonode offers custom applications tailored for each customer's specific needs based on our flexible and scalable software platform MultiSensing

- Automotive: Driver and in-cabin monitoring features
- Retail: Analytics functions and smart kiosk and digital signage applications

MultiSensing supports efficient and controlled development of customer applications regardless of hardware platforms



Business Model with Significant Revenue Potential

	Now	Next	Future
License Revenues	Existing business with more than a dozen customers, mainly printer manufacturers and automotive Tier 1s	Support current customers and work to win new businesses in automotive, military & avionics, and other segments	Continue to expand licensing business to new customers and segments, and to SW-only solutions
Product Revenues	Touch Sensor Module sales, mainly for contactless touch applications in elevators and interactive kiosks	Widen the market scope to include additional market segments and geographical markets	Broaden the product portfolio and continue to expand to further market segments
NRE Revenues	Continue to offer engineering services to facilitate new licensing businesses and to support and drive product sales		


Now
Next
Future
License
Product
NRE

neonode®

Snapshot of Current Sales Pipeline

Touch Sensor Module Opportunities

Elevators:

- Integrators and solution providers: Several engagements worldwide
- Control panel OEMs: Cooperating with several leading companies, e.g., MAD Elevator, Dewhurst, and Finetek
- Elevator OEMs: Engaged with several of the top 10 OEMs plus additional top 25 OEMs

Interactive kiosks:

- Integrators and solution providers: A large number of engagements worldwide
- OEMs: Several engagements with leading OEMs, in particular in Japan, Korea, and France
- ODMs: Several opportunities with ODMs in North America and South East Asia

NRE and Licensing Opportunities

Automotive: Several engagements with OEMs and Tier 1s, e.g., related to:

- HUD obstruction detection
- Driver monitoring
- Gesture sensing

Other engagements (examples):

- Printer OEM: Touch/conctactless touch features
- Avionics OEM: Touch/conctactless touch features
- Retail solution provider: Analytics

Several Growth Initiatives to Accelerate Further

Now

Investments into marketing and sales to drive demand and grow sales

Expansion of partner network

Next

Scaling TSM business in key markets

Increasing focus on new NRE projects to support growth of license business

Development of new HW products and extending SW offerings

Future

Expansion of business scope to new market segments and further geographical markets

Outsourcing TSM production

Accelerating growth through strategic partnerships and acquisitions

Agenda

1. Q4 and FY 2021 Financial Results
2. Strategy and Business Update
3. **Marketing Insights**
4. Concluding Remarks
5. Q&A

neonode®

Communication Framework

PURPOSE	We Transform the Way Humans Interact with Machines	
SECTOR	AVIATION · RETAIL · HOSPITALITY	AUTOMOTIVE · OTHER TARGETED & TRENDING SECTORS
TECHNOLOGY	CONTACTLESS TOUCH	OBJECT DETECTION · TOUCH · GESTURE CONTROL · SCENE ANALYSIS
APPLICATION	ELEVATORS · INTERACTIVE KIOSKS	OPPORTUNITIES
CONTENT KEYSTONE	PURSUADE · MOTIVATE · INSPIRE →	STRATEGIC POSITIONING
CONTENT	• Qatar Airport Success Story • Changi Airport Success Story • Award Best COVID-19 Solution • 7-Eleven Press Release • Press Release for Japanese Sushi Chain • Reimagining the Hotel Experience	• Neonode Automotive Journey: Innovation in the Driver's Seat • Return to work essentials • Convergent Technology
	80%	20%

neonode®

Positioning Neonode Within Aviation

SEE Brand Awareness

THINK Positioning

DO Lead Generation

CARE Loyalty & Repeat Sales



Transforming Airports for a Safer Travel Experience
Neonode creates innovative technology for a safer travel experience with contactless touch solutions for terminal, inflight and border control applications.



Hamad International Airport is named the World's Best Airport
Top airports use Neonode contactless touch technology to provide safer travel environments to travelers.



happyhover™ Wins Prize for Best COVID-19 Solution at the 2021 Self Service Innovation Awards.
Congratulations to Happymeter and the happyhover™ product which won the Best COVID-19 Solution at the 2021 Self Service Innovation Awards.



KIOSK marketplace
BLOG
Qatar's Award-Winning Airport goes Touchless to Safeguard Passengers
NEWS
RESOURCES
Background

Leads from Aviation Sector

SEE Brand Awareness

THINK Positioning

DO Lead Generation

CARE Loyalty & Repeat Sales


neonode
Products & Solutions
Technologies
Investors
About Us
Contact
Resources
Support
Creating a Safer Passenger Experience with Touchless Technology at Singapore Changi Airport
Contactless Touch
Airports
Aviation
Touchless Technology
How one world-leading airport embraced touchless technology to give passengers peace of mind and reinforce their reputation as an industry trailblazer.
Background


neonode
Products & Solutions
Technologies
Investors
About Us
Contact
Resources
Support
Qatar's award-winning Hamad International Airport goes touchless to safeguard passengers
Contactless Touch
Aviation
Airport Technology
How a world-class airport remotely transformed their infrastructure to create a safer, more hygienic traveler experience amidst the pandemic.
Background


neonode
Neonode Touch Sensor Modules Selected for Contactless Airport Kiosk Trials by Doostek in South Korea


neonode
Neonode-Powered Smart Luggage Carrier by Shanghai Yihang Internet Technology Deployed at Beijing Daxing International Airport

neonode®

Focus on Automotive

SEE Brand Awareness | **THINK** Positioning | **DO** Lead Generation | **CARE** Loyalty & Repeat Sales



neonode
Products & Solutions
Technologies
Investors
About Us
Contact
Resources
Support
Time to Converge: Contactless Touch in the Post-Digital Age
Digital Convergence
Contactless Touch
Machine Learning
Artificial Intelligence
Virtual Reality
Kiosks
Automotive
MedTech
Elevators
Smart Home
Convergent Technology
Technologies that were recently still relegated to the realm of sci-fi are now becoming part of our everyday lives. AI, machine learning, VR, and holograms are testament to the innovative nature of humankind. But what happens when you converge them with contactless technology too?



neonode
Putting Innovation in the Driving Seat: Our Automotive Journey
Automotive
In-Cabin Monitoring
Smart Steering Wheel
Autonomous Driving
The automotive industry has always been a cradle of innovation, with R&D investments across the sector increasing every year. Here's a quick tour of how Neonode technology has been transforming the in-vehicle experience worldwide for over a decade.

Technology Areas:
- Object detection
- Gesture sensing
- Scene analysis
- Touch

Application Areas:
- HUD systems
- Infotainment systems
- Driver monitoring
- Interior control systems

Upward visitation from automotive customers

Events and Tradeshows

Neonode and Partners






neonode


neonode


HoverTap


INNOVATION
SUMMIT


neonode
neonode
Where are you on the contactless touch journey?



Agenda

1. Q4 and FY 2021 Financial Results
2. Strategy and Business Update
3. Marketing Insights
4. **Concluding Remarks**
5. Q&A

Concluding Remarks

- Q4 2021 sales slow, but license revenues recovered
- Very interesting sales pipeline
  - Touch Sensor Module opportunities
  - NRE and licensing opportunities
- Well positioned to become the leader in growing contactless touch market and to grow our Touch Sensor Module business
- Good possibilities to re-vitalize our NRE and licensing business

Agenda

1. Q4 and FY 2021 Financial Results
2. Strategy and Business Update
3. Marketing Insights
4. Concluding Remarks
5. **Q&A**

Thank you.

neonode®

info@neonode.com
neonode.com

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Interested in a follow up?

Meet the CEO, CFO and other team members at Neonode's offices in Garnisonen in Stockholm, Sweden, March 22.

Details will be posted on our website and in social media.

Appendix

Non-GAAP Financial Measures

In addition to presenting our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), we use adjusted gross margin to measure our financial performance. We define adjusted gross margin as gross margin excluding AirBar sales revenues and costs and adjusting for costs and lost revenues caused by a quality issue and one-time write-down of inventory. We believe adjusted gross margin is a meaningful measure because it reflects the performance of our TSM business, which is our current focus. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Our use of adjusted gross margin, a non-GAAP financial measure, has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measure. You should not consider adjusted gross margin in isolation or as substitutes for analysis of our results as reported under GAAP. Our definition of non-GAAP adjusted gross margin may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

The following tables presents a reconciliation of adjusted gross margin to gross margin, the most directly comparable GAAP financial measure.

kUSD	Q1-20	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21	Q3-21	Q4-21	2020	2021
Revenue Products	98	66	284	502	355	346	136	118	950	955
Cost of Sales Products	-36	-72	-198	-496	-270	-212	-98	-342	-802	-922
Gross Profit Products	**62**	**-6**	**86**	**6**	**85**	**134**	**38**	**-224**	**148**	**33**
Lost revenues TSM quality issue	-	-	-	-	-	-14	12	92	-	90
Cost of sales TSM quality issue	-	-	-	-	-	4	27	-61	-	-31
Inventory write-down TSM quality issue	-	-	-	-	-	-	-	154	-	154
Revenue AirBar	1	-0	-60	-21	-43	-	-	-	-79	-43
Cost of Sales AirBar	-23	27	86	123	39	-4	-7	149	213	178
Adjusted Gross Profit Products	**40**	**21**	**112**	**109**	**81**	**120**	**70**	**110**	**282**	**381**
Gross Margin Products	63%	-9%	30%	1%	24%	39%	28%	-190%	16%	3%
Adjusted Gross Margin Products	40%	32%	50%	23%	26%	36%	47%	52%	32%	38%